Exhibit 99.1

Mattersight Announces First Quarter 2014 Results

CHICAGO, IL, May 7, 2014 – Mattersight Corporation (Nasdaq: MATR) today announced financial results for the first quarter ended March 31, 2014.

Mattersight’s total services revenue was $7.0 million, including $5.9 million of subscription revenue. The Company realized an “Adjusted Earnings¹” loss of $1.6 million for the first quarter of 2014. Adjusted Earnings is a non-GAAP measure. For a reconciliation of operating loss to Adjusted Earnings, see the accompanying schedule. Mattersight’s net loss was $4.0 million in the first quarter of 2014.

Q1 Highlights

•	Q1 performance in line with forecast, which reflected the previously announced loss of a contract

•	Booked contracts with incremental ACV of $3.4 million

•	Increased rolling four quarter incremental ACV bookings by 98%

•	Achieved a 9% sequential increase in our book of business

•	Converted three pilots to subscription contracts

•	Added a record 29 new pilots, including 22 routing pilots; 18 of these pilots are with new logo customers

•	Ended the quarter with a record 66 pilots having a record follow-on ACV of ~$34 million

•	Signed a paid pilot with a Fortune 50 company for our performance management application, with large follow-on potential

•	Closed significant add-on orders at several existing large customers

Conference Call Information

Mattersight management will host a conference call at 5:00 p.m. ET on Wednesday, May 7, 2014. The conference call and slide presentation will be available at the Investment Community section of Mattersight’s website at http://www.mattersight.com/investment/. To listen to the conference call via telephone, please call 800.952.4789 (domestic) or 404.665.9579 (international), conference ID: 33606370.

For those who cannot access the live broadcast, a replay of the conference call will be available beginning approximately two hours after the live call is completed until June 7, 2014, by dialing 855.859.2056 (domestic) or 404.537.3406 (international), conference ID: 33606370.

Safe Harbor for Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In addition to other factors and matters contained or incorporated in this document, important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, among other things, the risks detailed from time to time in Mattersight’s SEC filings. You can locate these filings on the Investor Relations page of Mattersight’s website, www.mattersight.com. Statements included or incorporated by reference into this press release are based upon information known to Mattersight as of the date of this press release, and the company assumes no obligation to publicly revise or update any forward-looking statement for any reason.

About Mattersight

Mattersight is a leader in enterprise analytics focused on customer and employee interactions and behaviors. Mattersight® Behavioral Analytics captures and analyzes customer and employee interactions, employee desktop data, and other contextual information to optimally route customers to the best available employee, improve operational performance, and predict future customer and employee outcomes. Mattersight’s analytics are based on millions of proprietary algorithms and the application of unique behavioral models. The company’s SaaS+ delivery model combines analytics in the cloud with deep customer partnerships to drive significant business value. Mattersight’s solutions are used by leading companies in Healthcare, Insurance, Financial Services, Telecommunications, Cable, Utilities, Education, Hospitality, and Government. See What Matters™ by visiting www.Mattersight.com.

1.	Mattersight presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted Earnings provide investors with a better understanding of the results of Mattersight’s operations. Management believes that Adjusted Earnings reflect Mattersight’s resources available to invest in its business and strengthen its balance sheet. In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current-period operating performance. Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted. The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

Contact

Mark Iserloth

Vice President and Chief Financial Officer

312.454.3613

ir@mattersight.com

MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except per share data)

	For the
	Three Months Ended
	March 31, 2014	March 31, 2013
Revenue:
Behavioral Analytics revenue	$6,749	$8,194
Other revenue	232	322

Total services revenue	6,981	8,516
Reimbursed expenses	32	82

Total revenue	7,013	8,598
Operating expenses:
Cost of Behavioral Analytics revenue	2,098	2,723
Cost of Other revenue	103	156

Cost of services	2,201	2,879
Reimbursed expenses	32	82

Total cost of revenue, exclusive of depreciation and amortization shown below:	2,233	2,961
Sales, marketing and development	5,221	6,230
General and administrative	2,250	2,271
Depreciation and amortization	743	966

Total operating expenses	10,447	12,428

Operating loss	(3,434)	(3,830)
Interest and other expense, net	(150)	(91)
Change in fair value of warrant liability	(370)	—

Loss before income taxes	(3,954)	(3,921)
Income tax (provision) benefit	(9)	248

Net loss	(3,963)	(3,673)
Dividends related to Series B Stock	(147)	(147)

Net loss available to Common Stock holders	$(4,110)	$(3,820)

Per share of Common Stock:
Basic net loss available to Common Stock holders	$(0.22)	$(0.23)

Diluted net loss available to Common Stock holders	$(0.22)	$(0.23)

Shares used to calculate basic net loss per share	18,503	16,320

Shares used to calculate diluted net loss per share	18,503	16,320

Stock-based compensation, primarily restricted stock, is included in individual line items above:
Cost of Behavioral Analytics revenue	$56	$4
Sales, marketing and development	590	849
General and administrative	442	518

MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited and in thousands)

	For the
	Three Months Ended
	March 31, 2014	March 31, 2013
Net loss	$(3,963)	$(3,673)
Other comprehensive loss:
Effect of currency translation	5	(8)

Comprehensive net loss	$(3,958)	$(3,681)

MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	March 31, 2014	December 31, 2013
ASSETS:
Current Assets:
Cash and cash equivalents	$8,101	$13,392
Receivables (net of allowances of $12 as of March 31, 2014 and $12 as of December 31, 2013)	2,435	2,384
Prepaid expenses	4,309	3,576
Other current assets	362	427

Total current assets	15,207	19,779
Equipment and leasehold improvements, net	4,922	5,158
Goodwill	972	972
Intangibles, net	453	409
Other long-term assets	4,328	4,431

Total assets	$25,882	$30,749

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current Liabilities:
Accounts payable	$779	$752
Accrued compensation and related costs	1,424	1,844
Unearned revenue	5,390	7,215
Other current liabilities	4,694	4,098

Total current liabilities	12,287	13,909
Long-term unearned revenue	3,210	2,866
Other long-term liabilities	1,584	1,607

Total liabilities	17,081	18,382

Series B Stock, $0.01 par value; 5,000,000 shares authorized and designated; 1,649,122 shares issued and outstanding at March 31, 2014 and December 31, 2013, with a liquidation preference of $9,441 and $9,294 at March 31, 2014 and December 31, 2013, respectively	8,411	8,411
Stockholders’ Equity:
Preferred stock, $0.01 par value; 35,000,000 shares authorized; none issued and outstanding	—	—
Common Stock, $0.01 par value; 50,000,000 shares authorized; 20,750,724 and 20,465,984 shares issued at March 31, 2014, and December 31, 2013, respectively; and 19,074,434 and 18,886,966 outstanding at March 31, 2014 and December 31, 2013, respectively	208	205
Additional paid-in capital	228,976	228,038
Accumulated deficit	(216,135)	(212,172)
Treasury stock, at cost, 1,676,290 and 1,579,018 shares at March 31, 2014 and December 31, 2013, respectively	(8,631)	(8,082)
Accumulated other comprehensive loss	(4,028)	(4,033)

Total stockholders’ equity	390	3,956

Total liabilities and stockholders’ equity	$25,882	$30,749

MATTERSIGHT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	For the
	Three Months Ended
	March 31, 2014	March 31, 2013
Cash Flows from Operating Activities:
Net loss	$(3,963)	$(3,673)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	743	966
Stock-based compensation	1,088	1,371
Change in fair value of warrant liability	370	—
Changes in assets and liabilities:
Receivables	(51)	(614)
Prepaid expenses	(664)	30
Other assets	66	(38)
Accounts payable	27	489
Accrued compensation and related costs	(420)	(147)
Unearned revenue	(1,481)	964
Other liabilities	62	(215)

Total adjustments	(260)	2,806

Net cash used in operating activities	(4,223)	(867)

Cash Flows from Investing Activities:
Capital expenditures and other	(66)	(219)
Patents and trademarks	(65)	(53)

Net cash used in investing activities	(131)	(272)

Cash Flows from Financing Activities:
Principal payments under capital lease obligations	(422)	(629)
Acquisition of treasury stock	(549)	(195)
Proceeds from stock compensation and employee stock purchase plans, net	36	36
Fees from issuance of Common Stock	(2)	—

Net cash used in financing activities	(937)	(788)

Effect of exchange rate changes on cash and cash equivalents	—	(12)

Decrease in cash and cash equivalents	(5,291)	(1,939)
Cash and cash equivalents, beginning of period	13,392	14,419

Cash and cash equivalents, end of period	$8,101	$12,480

Non-Cash Investing and Financing Transactions:
Capital lease obligations incurred	$420	$785
Capital equipment purchased on credit	420	785
Fair value of warrants classified as liability	1,155	—
Supplemental Disclosures of Cash Flow Information:
Interest paid	$76	$71

MATTERSIGHT CORPORATION

CALCULATION OF ADJUSTED EARNINGS MEASURE

(Unaudited and in thousands)

	For the
	Three Months Ended
	March 31, 2014	March 31, 2013
GAAP — Operating loss	$(3,434)	$(3,830)
Add back (reduce) the effect of:
Stock-based compensation	1,088	1,371
Depreciation and amortization	743	966

Adjusted earnings measure — loss	$(1,603)	$(1,493)